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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 17, 2000
                                                         --------------


                                 Expedia, Inc.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                  Washington
                 --------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                                   000-27429
                            ----------------------
                           (Commission File Number)


                                  91-1996083
                        -------------------------------
                       (IRS Employer Identification No.)

                       13810 SE Eastgate Way, Suite 400
                              Bellevue, WA 98005
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code:  (425) 564-7200
                                                           --------------

                                      N/A
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


The registrant hereby amends its Current Report on Form 8-K dated April 3, 2000 as follows:

Item 7. Financial Statements and Exhibits. The following items are attached as exhibits hereto:

(a) Financial statements of businesses acquired
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     The financial statements of Travelscape.com, Inc. ("Travelscape") and
     VacationSpot.com, Inc. ("VacationSpot") required to be filed pursuant to
     Item 7(a) of Form 8-K are included as Exhibit 99.2, 99.3 and 99.4 of this Current Report on Form 8-K/A.

(b) Pro forma financial information

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K is included as Exhibit 99.5 of this Current Report on Form 8-K/A.

(c)  Exhibits

Exhibit 2.1* Agreement and Plan of Reorganization by and among Expedia, Travel Enterprises, Inc., Travelscape, and certain principal stockholders of Travelscape, dated January 31, 2000 and as amended on March 13, 2000 and March 15, 2000.

Exhibit 2.2* Agreement and Plan of Reorganization by and among Expedia, VacationSub, Inc., VacationSpot, and the principal stockholders of VacationSpot, dated January 30, 2000.

Exhibit 99.1*  Press release of Expedia dated March 21, 2000.

Exhibit 99.2 Combined and consolidated financial statements of Travelscape, including combined balance sheet as of December 31, 1998, consolidated balance sheet as of December 31, 1999, combined statements of operations, stockholders' deficiency and cash flows for the years ended December 31, 1997 and 1998 and consolidated statements of operations, stockholders' deficiency and cash flows for the year ended December 31, 1999.

Exhibit 99.3 Financial statements of VacationSpot, including balance sheets as of June 30, 1999 and 1998 and statements of operations, stockholders' equity and cash flows for the year ended June 30, 1999 and for the period from December 2, 1997 (inception) through June 30, 1998.

Exhibit 99.4 Unaudited condensed financial statements of VacationSpot, including balance sheet as of December 31, 1999 and statements of operations, stockholders' equity and cash flows for the six month period ended December 31, 1999.

Exhibit 99.5 Unaudited proforma condensed consolidated balance sheet of the Registrant, Travelscape, and VacationSpot as of December 31, 1999 and unaudited proforma consolidated statements of operations of the Registrant, Travelscape and VacationSpot for the year ended June 30, 1999 and for the six month period ended December 31, 1999.

* Previously filed as an Exhibit to the original Form 8-K filed on April 3, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EXPEDIA, INC.


                             /s/ Gregory S. Stanger
                             --------------------------
                             Name:   Gregory S. Stanger
                             Title:  Vice President and Chief Financial Officer


Dated: May 15, 2000

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